UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4-January- 2008

PSI Corporation
(Exact name of registrant as specified in its charter)
State	File number	ID Number
Nevada	0000888702	88-0270266

7222 Commerce Center Dr. Suite 240 Colorado Springs, CO	80919
Address	Zip Code

Registrant’s telephone number, including area code: (719) 359-5533

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(b) On 3 January 2008, PSI Corporation (the” Company”) engaged Rosenberg, Rich , Baker and Berman as the principal accountant to audit its financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008

PSI Corporation

	By:	/s/	David Foni
		Name:	David Foni
		Title:	Chief Executive Officer